Exhibit 99.3

  TICKER: APEI  EXCHANGE: NASDAQ  FACT SHEET: December 31, 2013  American Public Education, Inc. (NASDAQ: APEI) is a leading education services provider founded to prepare adult learners for service and leadership in a diverse global economy. The Company offers respected, innovative and affordable educational programs and services to students, universities and partner organizations through wholly owned subsidiaries: American Public University System (APUS) and Hondros College, Nursing Programs. These institutions serve over 110,000 adult learners worldwide and offer more than 95 degree programs in fields ranging from homeland security, military studies, intelligence, and criminal justice to technology, business administration, public health, nursing and liberal arts.American Public University System is accredited by the Higher Learning Commission (HLC) and a member of the North Central Association of Colleges and Schools (www.ncahlc.org, 312-263-0456). Hondros College, Nursing Programs is accredited by the Accrediting Council for Independent Colleges and Schools (ACICS), 750 First Street, NE Suite 980, Washington, DC 20002 (www.acics.org, 202-3

36-6780). HLC and ACICS are accrediting agencies recognized by the U.S. Department of Education and the Council for Higher Education Accreditation.APEI STRATEGY Our strategy builds on the core strengths of quality, affordability and innovation, which have helped establish our reputation for leadership and innovation. Moving forward, our plan is to continue expanding our presence in military, public service and civilian communities primarily through building relationships and referrals. As the higher education landscape changes, we will promote the success of our students through technological innovation, expand our program offerings, especially in high-demand fields, and we will actively pursue promising new frontiers in education through strategic partnerships, investments and acquisitions.NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS REVENUES $329,479  $50,000 $40,000 $30,000 $20,000 $10,000 $0  $350,000 $300,000 $250,000 $200,000 $150,000 $100,000 $50,000 $0  $313,516  $42,323  $42,034  $40,757  $260,377  $29,868  $198,

174  $23,943  $148,998  2009 2010 2011 2012 2013  2009 2010 2011 2012 2013  NET CASH PROVIDED BY OPERATING ACTIVITIES  TOTAL ASSETS  $300,000 $250,000 $200,000 $150,000 $100,000 $50,000 $0  $80,000 $60,000 $40,000 $20,000 $0  $271,656  $70,438  $237,603  $59,414  $52,838  $198,891  $47,078  $141,839  $36,756  $115,753  2009 2010 2011 2012 2013  2009 2010 2011 2012 2013  Contact Chris Symanoskie Vice President, Investor Relations 703-334-3880 or csymanoskie@apus.edu  NOTE: Past performance is not indicative of future results. Additional information, including important details about risk factors, can be found in the company’s filings with the U.S. Securities and Exchange Commission, www.sec.gov.  AMERICAN PUBLIC UNIVERSITY SYSTEM An online institution of higher learning serving the needs of military, public service and civilian communities through American Military University (AMU) and American Public University (APU).   ENROLLMENT AND REGISTRATIONS As of December 31, 2013 2012 % Change Active Student Enrollment 112,400 110,300 2% For the three months ended December 31, 2013 2012 % Change Net Course Registrations by New Students 20,300 22,600 -10% Net Course Re

gistrations 95,400 105,300 -9% For the twelve months ended December 31, 2013 2012 % Change Net Course Registrations by New Students 79,300 86,700 -9% Net Course Registrations 409,700 402,200 2% Net course registrations represent the aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty. Active student enrollment represents the number of students with an academic status of Active or Program Hold and who are currently in a course or completed a course in the last 12 months.  AT-A-GLANCE AS OF DECEMBER 31, 2013  Avg. Age of Students: 32 years Avg. Undergraduate Class Size: 16 students Gender Ratio: 63% male/37% female Avg. Courses Per Year: 3 Military/4 Civilian Faculty: 430 Full-Time/1,820 Adjunct Staff: 1,000 Full-Time/20 Part-Time Tuition: Combined tuition, fees, and books are roughly 19% less for undergraduate, and 33% less for graduate students than the average in-state rates at a public university.1  AMU & APU GRADUATES 37,000+ Alumni 45%+ of APUS undergraduate alumni return for second degree2 45%+ of APUS students referred by others  Enrollment by degree level  18%  ¦ Associates ¦ Bachelors ¦ Masters     24%  58%  REGISTRATIONS BY PRIMARY FUNDING SOURCE For the twelve months ended December 31, 2013  Enrollment by school  4%  ¦ Business ¦ Public Service & Health ¦ Arts & Humanities ¦ Security & Global Studies ¦ Science & Technology ¦ Education     12%  12%  ¦ Federal Student Aid (Title IV) ¦ Department of Defense Tuition Assistance (TA) ¦ Veteran’s Benefits (VA) ¦ Cash & Other Sources     25%  38%  16%  14%  26%  34%  19%  HONDROS COLLEGE, NURSING PROGRAMS3 Serving the needs of nurses and the healthcare community through campus locations in Cincinnati, Dayton, Columbus and Cleveland, Ohio. ENROLLMENT As of December 31, 2013 2012 % Change Total Student Enroll

ment 1,330 1,180 13% Student enrollment represents the number of students enrolled in one or more courses after the date by which they may drop the course without financial penalty.  AT-A-GLANCE AS OF DECEMBER 31, 2013  Avg. Age of Students: 30 years Gender Ratio: 92% female/8% male Faculty: 108 Full-Time/50 Part-Time Staff: 65 Full-Time/1 Part-Time  800+ Alumni  Enrollment by Program  11%  ¦ Licensed Practical Nurse ¦ Associate Degree in Nursing ¦ Bachelors Science of Nursing     50%  39%  Tuition Per Credit Hour Licensed Practical Nurse   $240 Associate Degree in Nursing   $260 Bachelors Science of Nursing   $200   Four campus locations in Ohio   1. For additional details, visit www.amu.apus.edu/tuition-and-finance/tuition-and-fees/ 2. Represents returning undergraduate students from 2012 conferrals. 3. Hondros College, Nursing Programs was acquired by APEI, effective November 1, 2013.